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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) September 15, 2003.


                                 USG Corporation
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             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8864
                                                --------

            Delaware                                         36-3329400
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 (State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                          Identification No.)

 125 South Franklin Street, Chicago, Illinois                60606-4678
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   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code       (312) 606-4000
                                                   ----------------------------



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ITEM 5.  OTHER EVENTS

              USG Corporation (NYSE: USG) is making available through its website (www.usg.com), beginning on September 15, 2003, documents adopted by the Board of Directors that set forth its current corporate governance practices. The documents include charters of the Board's Audit, Compensation and Organization, Finance, Governance, Corporate Affairs, and Executive Committees. In addition, Corporate Governance Guidelines have been adopted in response to the proposed New York Stock Exchange Corporate Governance Rules and the Sarbanes-Oxley Act of 2002.

                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              USG CORPORATION
                                              Registrant


Date: September 15, 2003                 By:  /s/ Stanley L. Ferguson
                                              --------------------------------
                                              Stanley L. Ferguson, Senior Vice
                                              President and General Counsel